                                                                   EXHIBIT 10.03

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Commission.

                           OMNIBUS LIMITED WAIVER AND
                          SECOND OMNIBUS AMENDMENT AND
                      REAFFIRMATION OF PERFORMANCE GUARANTY

                         DATED AS OF SEPTEMBER 24, 2004

                                  BY AND AMONG

                          CARDINAL HEALTH FUNDING, LLC,

                              GRIFFIN CAPITAL, LLC,

                           THE CONDUITS PARTY HERETO,

                    THE FINANCIAL INSTITUTIONS PARTY HERETO,

                        THE MANAGING AGENTS PARTY HERETO,

                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                  AS THE AGENT,

                                       AND

                              CARDINAL HEALTH, INC.

                               LIMITED WAIVER AND
                AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

                               LIMITED WAIVER AND
                  AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT

                           OMNIBUS LIMITED WAIVER AND
                          SECOND OMNIBUS AMENDMENT AND
                      REAFFIRMATION OF PERFORMANCE GUARANTY

            This OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this "OMNIBUS AMENDMENT"), dated as of September 24, 2004, by and among Cardinal Health Funding, LLC ("FUNDING"), Griffin Capital, LLC, individually and as Servicer under and as defined in the Receivables Purchase Agreement referred to below ("GRIFFIN" or "SERVICER, each entity signatory hereto as a Conduit (each a Conduit" and collectively, the "CONDUITS"), each entity signatory hereto as a Financial Institution (each a "FINANCIAL INSTITUTION" and, collectively with the Conduits, the "PURCHASERS"), each entity signatory hereto as a Managing Agent (each a "MANAGING AGENT" and collectively, the "MANAGING AGENTS"), Bank One, NA (Main Office Chicago), as the Agent, and Cardinal Health, Inc. ("CARDINAL HEALTH").

                                    RECITALS

            Funding, Servicer, the Purchasers, the Managing Agents and the Agent have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of May 21, 2004, which amended and restated that certain Receivables Purchase Agreement, dated as of June 29, 2000, as amended from time to time (the "ORIGINAL AGREEMENT"), and which Amended and Restated Receivables Purchase Agreement has been amended by that certain Omnibus Amendment thereto, dated as of August 18, 2004 (as so amended, the "RECEIVABLES PURCHASE AGREEMENT").

            In connection with the Receivables Purchase Agreement, Griffin and Funding entered into that certain Amended and Restated Receivables Sale Agreement, dated as of May 21, 2004 (the "RECEIVABLES SALE AGREEMENT").

            The terms and provisions of that certain Performance Guaranty, dated as of June 29, 2000 (as amended or otherwise modified as of the date hereof, the "PERFORMANCE GUARANTY"), given by Cardinal Health in favor of Funding in connection with the Original Agreement, continue to be in full force and effect.

            The parties hereto desire to amend and waive certain provisions of the Receivables Purchase Agreement and the Receivables Sale Agreement, and Cardinal Health desires to affirm its obligations under the Performance Guaranty, all as more fully described herein.

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                             OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT
                                       AND REAFFIRMATION OF PERFORMANCE GUARANTY

                                A G R E E M E N T

            NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

            SECTION 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the receivables purchase agreement.

            SECTION 2. Amendment to Receivables Sale Agreement. Subject to the terms and conditions set forth herein, the Receivables Sale Agreement is hereby amended by (i) deleting the reference to "90 days" where it appears in Section
4.1 (a)(i) of the Receivables Sale Agreement and replacing such reference with "120 days" and (ii) deleting the reference to "45 days" where it appears in
Section 4.l(a)(ii) of the Receivables Sale Agreement and replacing it with "60 days".

            SECTION 3. Amendments to Receivables Purchase Agreement. Subject to the terms and conditions set forth herein, the Receivables Purchase Agreement is hereby amended as follows:

            (a) Section 7.1(a) of the Receivables Purchase Agreement is hereby amended by (i) deleting the reference to "90 days" where it appears in clause
(i) of such section and replacing such reference with "120 days" and (ii) deleting the reference to "45 days" where it appears in clause (ii) of such section and replacing it with "60 days".

            (b) The definition of "Concentration Limit" set forth in Exhibit Ito the Receivables Purchase Agreement is hereby amended by (i) deleting the reference to "9%" where such percentage appears in such definition and replacing it with "18%", such that after giving effect to such amendment, the "Special Concentration Limit" (as defined in the definition of Concentration Limit) for the Obligor [***] shall be 18% and (ii) inserting the following clause at the end of the penultimate sentence of such definition:

            ; and provided, further, the Special Concentration Limit for the Obligor [***] shall be automatically cancelled if, at any time, the senior unsecured long-term debt rating of [***] shall fall below BBB- (or is withdrawn), as determined by Standard and Poor's Ratings Services, or shall fall below Baa3 (or is withdrawn), as determined by Moody's Investors Service, Inc.

            (c) Each of the definitions of "Dilution Horizon Ratio" "Loss Horizon Ratio" and "Net Dilution Percentage" set forth in Exhibit Ito the Receivables Purchase Agreement is hereby amended by amending and restating, in its entirety, each such definition where each such definition appears therein to read as follows:

            "Dilution Horizon Ratio" means, as of the last day of any calendar month, a percentage equal to (i) the aggregate gross sales of the Originators during the calendar month then most recently ended divided by (ii) the Net Receivables Balance as of the last day of the most recently ended calendar month.

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                             OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT
                                       AND REAFFIRMATION OF PERFORMANCE GUARANTY

            "Loss Horizon Ratio" means as of any date, an amount (expressed as a percentage) equal to (i) the aggregate gross sales of the Originators during the three most recently ended calendar months divided by (ii) the Net Receivables Balance as of the last day of the most recently ended month.

            "Net Dilution Percentage" means, the greater of (i) the Dilution Percentage and (ii) 10%.

            (d) The definition of "Dilution Adjustment Percentage" set forth in
Exhibit Ito the Receivables Purchase Agreement is hereby amended by deleting such definition there from in its entirety.

            SECTION 4. Limited Waivers.

            (a) Funding hereby waives any Termination Event that has occurred beginning on or after July 1, 2004 and through the date that is thirty (30) days following the date hereof pursuant to Section 5.1 (a)(ii) of the Receivables Sale Agreement, solely as a result of Griffin's failure to take all actions necessary on its part to ensure that Funding is at all times in compliance with the covenants set forth in Section 7.l(i)(H) of the Receivables Purchase Agreement (as required by Section 4.1(h) of the Receivables Sale Agreement); provided, however, that the foregoing waiver shall cease to be effective if, on or before the date that is thirty (30) days following the date hereof, Griffin shall have failed to deliver to Funding documentation, in form and substance satisfactory to Funding in its sole discretion, evidencing that Griffin has taken all actions necessary on its part to ensure that Funding is in compliance with the covenants set forth in Section 7.1 (i)(H) of the Receivables Purchase Agreement. If the waiver provided in this Section 4(a) shall cease to be effective pursuant to the proviso contained in the immediately preceding sentence, Funding (or its assigns) shall have the right to reinstate, as of the date of its first occurrence, any Termination Event that arose or would have arisen but for such waiver.

            (b) Funding hereby waives any Termination Event that has occurred beginning on or after July 1, 2004 and through the date that is thirty (30) days following the date hereof pursuant to Section 5.1 (a)(ii) of the Receivables Sale Agreement, solely as a result of Griffin's failure to require each Originator to take all actions necessary on its part to ensure that each of Griffin and Funding is at all times in compliance with the covenants set forth in Section 7.l(i)(H) of the Receivables Purchase Agreement pursuant to Section
3.6 of each RPSA, which failure breaches Griffin's affirmative covenant to require each Originator to perform each of its respective obligations and undertakings under and pursuant to the applicable RPSA (as required by Section 4.1(l) of the Receivables Sale Agreement); provided, however, that the foregoing waiver shall cease to be effective if, on or before the date that is thirty (30) days following the date hereof, Griffin shall have failed to deliver to Funding documentation, in form and substance satisfactory to Funding in its sole discretion, evidencing that each Originator has taken all actions necessary on its part to ensure that each of Griffin and Funding is in compliance with the covenants set forth in Section 7. l(i)(H) of the Receivables Purchase Agreement. If the waiver provided in this Section 4(b) shall cease to be effective pursuant to the proviso contained in the immediately preceding sentence, Funding (or its assigns) shall have the right to reinstate, as of the date of its first occurrence, any Termination Event that arose or would have arisen but for such waiver.

                             OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT
                                       AND REAFFIRMATION OF PERFORMANCE GUARANTY

            (c) The Agent and each Purchaser hereby waive any Amortization Event that has occurred beginning on or after July 1, 2004 and through the date that is thirty (30) days following the date hereof pursuant to Section 9.l(a)(i)(B) of the Receivables Purchase Agreement, solely as a result of Funding's failure to maintain its books and records separate from those of each Cardinal Entity and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of any Cardinal Entity or any Affiliate thereof (as required by Section 7.l(i)(H) of the Receivables Purchase Agreement); provided, however, that the foregoing waiver shall cease to be effective if, on or before the date that is thirty (30) days following the date hereof, Funding shall have failed to deliver to the Agent documentation, in form and substance satisfactory to the Agent in its sole discretion, evidencing that Funding has taken all actions necessary on its part to ensure that it is in compliance with the covenant set forth in Section 7.l(i)(H) of the Receivables Purchase Agreement. If the waiver provided in this Section 4(c) shall cease to be effective pursuant to the proviso contained in the immediately preceding sentence, the Agent shall have the right to reinstate, as of the date of its first occurrence, any Amortization Event that arose or would have arisen but for such waiver.

            (d) The Agent and each Purchaser hereby waive (A) any Amortization Event that has occurred beginning on or after July 1, 2004 and through the date that is thirty (30) days following the date hereof pursuant to Section 9.1(n) of the Receivables Purchase Agreement, solely as a result of the Performance Guarantor's failure to perform its guaranty to Funding, as required by Section 2 of the Performance Guaranty, of the full and punctual performance by (i) each Originator to take all actions necessary on its part to ensure that each of Griffin and Funding is at all times in compliance with the covenants set forth in Section 7.l(i)(H) of the Receivables Purchase Agreement, (ii) Griffin to require each Originator to take all actions necessary on its part to ensure that each of Griffin and Funding is at all times in compliance with the covenants set forth in Section 7.1 (i)(H) of the Receivables Purchase Agreement, and (iii) Griffin to take all actions necessary on its part to ensure that Funding is at all times in compliance with the covenants set forth in Section 7.1 (i)(H) of the Receivables Purchase Agreement (such failures to perform, the "Performance Failures") and (B) any rights that the Agent and each Purchaser may have against the Performance Guarantor under the Performance Guaranty solely to the extent such rights arise as a result of any Performance Failure which occurred during the period beginning on or after July 1, 2004 and through the date that is thirty (30) days following the date hereof; provided, however, that the foregoing waiver shall cease to be effective if, on or before the date that is thirty (30) days following the date hereof, Funding shall have failed to deliver to the Agent documentation, in form and substance satisfactory to the Agent in its sole discretion, evidencing that each Originator, Griffin and Funding have taken all actions necessary on their part to ensure that Griffin and Funding are in compliance with the covenant set forth in Section 7.1 (i)(H) of the Receivables Purchase Agreement. If the waiver provided in this Section 4(d) shall cease to be effective pursuant to the proviso contained in the immediately preceding sentence (i) the Agent shall have the right to reinstate, as of the date of its first occurrence, any Amortization Event that arose or would have arisen but for such waiver, and (ii) all rights that the Agent and each Purchaser may have against the Performance Guarantor under the Performance Guaranty shall be reinstated.

            SECTION 5. Reaffirmation of Performance Guaranty. Cardinal Health hereby acknowledges each of the amendments to the Receivables Sale Agreement and the Receivables Purchase Agreement effected hereby and reaffirms that its obligations under each of the Performance Guaranty and each other Transaction Document to which it is a party continue in full

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                             OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT
                                       AND REAFFIRMATION OF PERFORMANCE GUARANTY

force and effect with respect to each of the Receivables Sale Agreement and the Receivables Purchase Agreement, each as amended hereby.

            SECTION 6. Conditions to Effectiveness of this Omnibus Amendment. This Omnibus Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:

            (a) Omnibus Amendment. The Agent shall have received executed counterparts of this Omnibus Amendment, duly executed by each of the parties hereto.

            (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Omnibus Amendment, all of the representations and warranties of Funding, Griffin, Servicer and Cardinal Health contained in the Receivables Sale Agreement, the Receivables Purchase Agreement and in each other Transaction Document, in each case, as amended hereby (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Funding, Griffin, Servicer and Cardinal Health shall be deemed to have represented and warranted such).

            (c) No Amortization Event. As of the date hereof, both before and after giving effect to this Omnibus Amendment, no Amortization Event or Potential Amortization Event (other than those expressly waived hereby) shall have occurred and be continuing (and by its execution hereof, each of Funding and Servicer shall be deemed to have represented and warranted such).

            SECTION 7. Miscellaneous.

            (a) Effect; Ratification. The amendments and limited waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement, the Receivables Sale Agreement, any other Transaction Document or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement, the Receivables Sale Agreement, any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement or the Receivables Sale Agreement, as applicable, to "this Agreement," "herein," "hereof' and words of like import shall mean such agreement, as amended hereby, and each reference in the Transaction Documents to "Receivables Purchase Agreement," the "Purchase Agreement" or the Receivables Purchase Agreement or to "Receivables Sale Agreement," the "Sale Agreement" or the Receivables Sale Agreement shall mean the Receivables Purchase Agreement or the Receivables Sale Agreement, as applicable, as amended hereby. This Omnibus Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and the Receivables Sale Agreement, as applicable, and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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                             OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT
                                       AND REAFFIRMATION OF PERFORMANCE GUARANTY

            (b) Transaction Documents. This Omnibus Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and the Receivables Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

            (c) Costs, Fees and Expenses. Funding agrees to reimburse the Agent, each Managing Agent and each Purchaser on demand for all costs, fees and expenses incurred by the Agent, each Managing Agent and each Purchaser (including, without limitation, the reasonable fees and expenses of counsels to the Agent, each Managing Agent and each Purchaser) incurred in connection with the preparation, execution and delivery of this Omnibus Amendment.

            (d) Counterparts. This Omnibus Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

            (e) Severability. Any provision contained in this Omnibus Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Omnibus Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

            (f) GOVERNING LAW. THIS OMIMBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

            (g) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMIT- TED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS OMNIBUS AMENDMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                            (Signature Pages Follow)

                             OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT
                                       AND REAFFIRMATION OF PERFORMANCE GUARANTY

            IN WITNESS WHEREOF, the undersigned have caused this Omnibus Amendment to be executed as of the date first above written.

                                         CARDINAL HEALTH FUNDING, LLC,
                                         as Seller

                                         By: /s/ Glenn Martin
                                             -----------------------------------
                                         Name: Glenn Martin
                                         Title: VP

                                         GRIFFIN CAPITAL, LLC
                                         individually and as Servicer

                                         By: /s/ Glenn Martin
                                             -----------------------------------
                                         Name: Glenn Martin
                                         Title: VP

                                         CARDINAL HEALTH, INC.,
                                         as Performance Guarantor

                                         By: /s/ J. Michael Losh
                                             -----------------------------------
                                         Name: J. Michael Losh
                                         Title: Chief Financial Officer

                                      S-1
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                             OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT
                                       AND REAFFIRMATION OF PERFORMANCE GUARANTY

                                         PREFERRED RECEIVABLES FUNDING
                                         CORPORATION, as a Conduit

                                         By: /s/ Sherri Gerner
                                             -----------------------------------
                                         Name: Sherri Gerner
                                         Title: Authorized Signer

                                         BANK ONE, NA (MAIN OFFICE
                                         CHICAGO),
                                         as a Financial Institution and as Agent

                                         By: /s/ Sherri Gerner
                                             -----------------------------------
                                         Name: Sherri Gerner
                                         Title: Vice President

                             OMNIBUS LIMITED WAIVER AND SECOND OMNIBUS AMENDMENT
                                       AND REAFFIRMATION OF PERFORMANCE GUARANTY

                                         LIBERTY STREET FUNDING CORP., as a
                                         Conduit

                                         By: /s/ Kevin P. Burns
                                             -----------------------------------
                                         Name: Kevin P. Burns
                                         Title: Vice President

                                         THE BANK OF NOVA SCOTIA,
                                         as a Financial Institution and as a
                                         Managing Agent

                                         By: /s/ Michael Eden
                                             -----------------------------------
                                         Name: Michael Eden
                                         Title: Director

                                      S-3